ADVANCED SERIES TRUST

AST Jennison Large-Cap Value Portfolio

(To be renamed the AST Boston Partners Large-Cap Value Portfolio)

Supplement dated September 25, 2014 to the Summary Prospectus dated April 28, 2014

This supplement should be read in conjunction with the Summary Prospectus (the Summary Prospectus) for the AST Jennison Large-Cap Value Portfolio (the Portfolio) and should be retained for future reference. The Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Summary Prospectus.

AST Jennison Large-Cap Value Portfolio: New Subadvisory Arrangement and Name Change

The Board of Trustees of the Advanced Series Trust recently approved replacing Jennison Associates LLC as the subadviser to the Portfolio with Robeco Investment Management, Inc., d/b/a Boston Partners (Boston Partners). The Portfolio will also be renamed the AST Boston Partners Large-Cap Value Portfolio. These changes are expected to become effective on or about November 24, 2014.

To reflect these changes, the Summary Prospectus is revised as follows, effective on November 24, 2014:

         I.            All references in the Summary Prospectus to AST Jennison Large-Cap Value Portfolio are hereby changed to AST Boston Partners Large-Cap Value Portfolio.

       II.            The description of the Principal Investment Strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus is hereby deleted and replaced with the following:

The Portfolio invests at least 80% of its investable assets in the equity and equity-related securities of large capitalization companies under normal circumstances. Large capitalization companies are defined as companies with a market capitalization of $1 billion or greater (measured at time of purchase). The Portfolio invests primarily in securities identified by the subadviser as having value characteristics. The subadviser examines various factors in determining value characteristics, including but not limited to price-to-book ratios and price-to-earnings ratios. The Portfolio may invest up to 20% of its total assets in foreign currency-denominated securities.

III.	The following table replaces the table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Boston Partners	Mark E. Donovan, CFA	Co-Chief Executive Officer and Portfolio Manager	November 2014
AST Investment Services, Inc.		David J. Pyle, CFA	Portfolio Manager	November 2014

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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